UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2005

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 20, 2005, Quicksilver Resources Inc. (the “Company”) entered into an Amended and Restated Rights Agreement (the “Rights Agreement”) with Mellon Investor Services LLC, as rights agent. The amendments effected pursuant to the Rights Agreement included increasing the exercise price of the rights issued under the Rights Agreement (the “Rights”) to $180 per Right (subject to adjustment as provided in the Rights Agreement) and restoring the redemption price of the Rights to $0.01 per Right (subject to adjustment as provided in the Rights Agreement). The foregoing disclosure is qualified in its entirety by reference to the Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 1.01 above regarding the Rights is incorporated herein by reference.

On December 21, 2005, in connection with the entry into the Rights Agreement, the Company filed with the Delaware Secretary of State an Amended and Restated Certificate of Designation (the “Certificate of Designation”) for the Company’s Series A Junior Participating Preferred Stock (the “Preferred Stock”). The amendments effected pursuant to the Certificate of Designation provided that various adjustments to the rights and preferences of the Preferred Stock will be triggered by specified events occurring only after the date upon which Preferred Stock is first issued by the Company. The foregoing disclosure is qualified in its entirety by reference to the Certificate of Designation, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 above regarding the amendment of the Certificate of Designation is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Second Restated Certificate of Incorporation of Quicksilver Resources Inc. (filed as Exhibit 4.2 to our Form 8-A/A filed December 21, 2005 and included herein by reference)

3.2	Amended and Restated Certificate of Designation of Series A Junior Participating Preferred Stock of Quicksilver Resources Inc. (filed as Exhibit 4.3 to our Form 8-A/A filed December 21, 2005 and included herein by reference)

4.1	Amended and Restated Rights Agreement, dated as of December 20, 2005, between Quicksilver Resources Inc. and Mellon Investor Services LLC, as rights agent (filed as Exhibit 4.1 to our Form 8-A/A filed December 21, 2005 and included herein by reference)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ PHILIP W. COOK
Philip W. Cook Senior Vice President – Chief Financial Officer

Date: December 21, 2005

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Second Restated Certificate of Incorporation of Quicksilver Resources Inc. (filed as Exhibit 4.2 to our Form 8-A/A filed December 21, 2005 and included herein by reference)

3.2	Amended and Restated Certificate of Designation of Series A Junior Participating Preferred Stock of Quicksilver Resources Inc. (filed as Exhibit 4.3 to our Form 8-A/A filed December 21, 2005 and included herein by reference)

4.1	Amended and Restated Rights Agreement, dated as of December 20, 2005, between Quicksilver Resources Inc. and Mellon Investor Services LLC, as rights agent (filed as Exhibit 4.1 to our Form 8-A/A filed December 21, 2005 and included herein by reference)